SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  February 19, 2004
----------------------------------
(Date of earliest event reported)



                  Wachovia Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)



      North Carolina                333-108944                56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



301 South College Street, Charlotte, North Carolina           28288-0166
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     (Address of principal executive offices)                 (Zip Code)



      Registrant's telephone number, including area code: (704) 374-6161

Item 5.    Other Events.

      Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Wachovia Capital Markets, LLC which are hereby filed pursuant to the Kidder Letter.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits


                (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                              Description
------------------                       -----------
   (99)                                  Computational Materials prepared by
                                         Wachovia Capital Markets, LLC in
                                         connection with Wachovia Commercial
                                         Mortgage Securities, Inc., Commercial
                                         Mortgage Pass-Through Certificates,
                                         Series 2004-C10

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.


                                   By:  /s/   William J. Cohane
                                       -----------------------------------------
                                       Name:  William J. Cohane
                                       Title: Managing Director

Date:  February 19, 2004

                                INDEX TO EXHIBITS
                                -----------------


                                                              Paper (P) or
Exhibit No.         Description                               Electronic (E)
-----------         -----------                               --------------

   (99)             Computational Materials prepared by              E
                    Wachovia Capital Markets, LLC in
                    connection with Wachovia Commercial
                    Mortgage Securities, Inc.,
                    Commercial Mortgage Pass-Through
                    Certificates, Series 2004-C10